PROPERTY AND EQUIPMENT NET (Tables)	6 Months Ended
Jun. 30, 2023
PROPERTY AND EQUIPMENT NET
Schedule of Property and equipment
	June 30,	December 31,
	2023	2022
	(unaudited)
Office equipment and furniture	$9,217,293	$9,625,248
Property	8,672,984	9,118,253
Transportation vehicles	240,584	252,936
Electronic equipment	71,508	91,288
Subtotal	18,202,369	19,087,725
Construction in progress	928,109	975,758
Less: accumulated depreciation	(10,368,406)	(9,868,553)
Property and equipment, net	$8,762,072	$10,194,930